ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2017
Organization, Consolidation and Presentation of Financial Statements [Abstract]
General
a.	General:

Eltek Ltd. ("the Parent") was organized in Israel in 1970, and its shares have been publicly traded on the NASDAQ Capital Market since 1997. Eltek Ltd. and its subsidiaries (see below) are collectively referred to as "the Company".

The Company manufactures, markets and sells custom made printed circuit boards ("PCBs"), including high density interconnect, flex-rigid and multi-layered boards.  The principal markets of the Company are in Israel, Europe and North America.

The Company markets its product mainly to the medical technology, defense and aerospace, industrial, telecom and networking equipment, as well as to contract electronic manufacturers, among other industries. The Company’s business is subject to numerous risks including, but not limited to, (1) the impact of currency exchange rates (mainly NIS/US$ ), (2) the Company's success in implementing its sales and manufacturing plans, (3) the impact of competition from other companies, (4) the Company's ability to receive regulatory clearance or approval to market its products, (5)  changes in regulatory environment, (6) domestic and global economic conditions and industry conditions, and (7) compliance with environmental laws and regulations. Further, the Company's liquidity position, as well as its operating performance, may be negatively affected by other financial and business factors, many of which are beyond its control.

On August 19, 2013, the Parent entered into an agreement to issue and sell 3,532,655 of its ordinary shares, par value NIS 0.6 each, to Nistec Ltd. ("Nistec"), a private company organized under the laws of the State of Israel, for $ 4.2 million. Nistec is controlled by Mr. Yitzhak Nissan, who owns all of the shares of Nistec. On the same date, Nistec purchased 1,589,440 of the Parent's ordinary shares from Merhav M.N.F. Ltd., a company owned by Mr. Yosef Maiman, which at the time held 24.1% of the Parent's outstanding ordinary shares. The total consideration paid by Nistec in the two transactions was $ 6.5 million, $ 2.3 directly to Merhav M.N.F Ltd. and $ 4.2 million to the Parent. Nistec financed a portion of those funds from a loan extended by Bank Leumi Le'Israel, and the shares that Nistec acquired constitute collateral for the loan.

As a result of these transactions, which closed on November 1, 2013, Nistec acquired 50.5% of the Parent's ordinary shares on a fully diluted basis, and Nistec gained control of the Parent.

On June 2, 2016, Mr. Yitzhak Nissan, the Company's Chairman of the Board, CEO and controlling shareholder, acquired 620,142 ordinary shares of the Company in market transactions and increased his direct and indirect voting interest from 50.5% to 56.6%.

On November 22, 2017, the Company effected a reverse stock split, due to failure to comply with the $1.00 threshold requirement for continued trading. Pursuant to the reverse split, each 5 Ordinary Shares, NIS 0.6 nominal value per share, was converted into one Ordinary Share, NIS 3.00 nominal value per share. Accordingly, 10,142,762 Ordinary Shares outstanding prior to the reverse split, were consolidated into 2,028,552 Ordinary Shares outstanding post the reverse split.

In June 2017, due to continued losses and the Company's limited ability to obtain additional loans from the banks, the Company obtained a loan of NIS 5.0 million (approximately $1.4 million) from Nistec, the Company's controlling shareholder. On April 29, 2018, the loan terms were amended. Following the amendment, the main terms of the loan, with retroactive effect to June 2017, are:

•
Interest at a rate of 2.6% per annum;

principal will be repaid in eight (8) equal installments, over a period of two (2) years, and interest will be repaid on a quarterly basis, as of the date of its extension. Notwithstanding anything to the contrary, the Company will not be obligated to repay the loan and the applicable interest if the banks who have lent monies to the Company do not approve such repayment; and

•	Prepayment is at the Company's discretion.

In July 2017, the Company received a line of credit dedicated to a specific project of up to NIS 4.5 million (approximately $1.3 million) from Bank HaPoalim, guaranteed by Nistec Ltd., for a period of up to one year.

In November 2017, the Company obtained a loan of NIS 3 million (approximately $840,000) from Mizrahi-Tefahot Bank, guaranteed by Nistec Ltd.

In March 2018, the Company obtained another loan from Nistec of NIS 4.0 million (approximately $1.1 million).

In April 2018, Nistec provided the Company a letter of commitment to provide the Company with additional financing in the amount of up to $2.5 million, valid for one year following the date of financial statements approval (the "Commitment Letter").

In April 2018, the Company’s Board of Directors approved the additional funding extended by Nistec in March 2018 and the Commitment Letter, either through a bank loan guaranteed by Nistec, a loan extended directly by Nistec to the Company, or a combination thereof. In the event that Nistec will provide the Company with a loan, its terms will either be back-to-back to the terms at which Nistec obtains its financing, or, at Nistec’s discretion, such loan will bear no interest, but will be linked to the Israeli Consumer Price Index.

In April 2014, the Company signed a new financial undertakings letter with one bank and in May 2014 with another bank. Under these undertaking the Company is required to maintain certain financial covenants, including: (i) adjusted shareholders' equity (excluding certain intangible and other assets) equal to the greater of $ 4.5 million or 17% of its consolidated total assets; and (ii) a debt service ratio of 1.5. Debt service ratio is defined as the ratio of EBITDA to current maturities of long-term debt plus interest expenses. The compliance with the financial covenants is measured annually based on the Company’s annual audited financial statements. As of December 31, 2017 the Company was not in compliance with these covenants, however, one bank granted the Company a waiver for such non-compliance until the publication of the financial statements for December 31, 2018 and another bank granted the Company a waiver until the publication of the financial statements for June 30, 2018. As a result, long term bank loans in the amount of $911 were reclassified from long term to short term.

As of December 31, 2016, the Company was not in compliance with the covenants of debt service ratio of 1.5; however, the banks provided the Company with a waiver for such year end with respect to these covenants.

Kubatronik Leiterplatten GmbH

In June 2002, the Parent established a wholly-owned subsidiary, EN-Eltek Netherlands 2002 B.V. ("EN-Eltek"), for the purpose of acquiring control of Kubatronik Leiterplatten GmbH ("Kubatronik").

On June 10, 2002, the Parent acquired 76% of the shares of Kubatronik for € 2.6 million ($ 2.4 million as of the date of acquisition). The acquisition resulted in the recognition of goodwill in the amount of € 1.1 million ($ 1 million as of the date of acquisition).

The Parent subsequently incurred a goodwill impairment of approximately $ 1 million and the goodwill balance was nil as of December 31, 2015 and December 31, 2014.

Pursuant to the Kubatronik acquisition agreement, the seller had the right to require the Parent to purchase ("Put Option"), and the Parent had the right to require the Seller to sell it ("Call Option") the Seller's remaining 24% interest in Kubatronik.. In May 2012, the seller exercised his option with respect to 3% of the shares of Kubatronik for approximately Euro 69 ($ 89) and reduced his share in Kubatronik from 24% to 21%. The exercise price for the seller's 21% interest in Kubatronik under the Put Option was Euro 483 ($ 587), and the exercise price for the seller's remaining holdings in Kubatronik under the Call Option was Euro 513 ($ 623). As of December 31, 2015 the option was presented at the maximum exercise price of Euro 483($587) in the short term liabilities.

On December 19, 2016, the Parent sold all of its Kubatronik shares to the seller. As part of the transaction, the Parent: (i) paid the seller Euro 483 ($508) on account of his option, as described above; and (ii) provided Kubatronik with an Euro 110 ($116) advance, to support its cash flow.  This advance, together with Kubatronik’s outstanding debt to Eltek in the amount of Euro 1.031 million ($1.084 million) was forgiven as part of the transaction. In consideration for the sale, the Parent is entitled to contingent consideration equal to 20% of Kubatronik’s net profit in 2017, and 10% of Kubatronik’s net profit in each of 2018 and 2019. The Parent and Kubatronik further agreed that until the end of 2017, they will offer a 10% discount on sales of their products to one another, and pay a 10% commission on sales each party effects to consumers introduced by the other. Kubatronik continues to manage Eltek Europe GmbH. Until the end of 2017, the former CEO of Kubatronik and the CIO of the Parent continued to serve as Kubatronik’s CEO, on a part-time basis. Following consummation of the transaction, Eltek recognized a loss of $271.

Eltek USA Inc.

In 2007, the Parent established a wholly-owned subsidiary, Eltek USA Inc. for the purpose of sales, promotion and marketing in the North American market. Eltek USA Inc.  commenced operations in 2008.

Eltek Europe GmbH

In 2008, the Parent established a wholly-owned subsidiary, Eltek Europe GmbH for the purpose of sales, promotion and marketing to certain customers in Europe.  Eltek Europe GmbH commenced operations in 2009.

Basis of presentation
b.	Basis of presentation:

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP").

The consolidated financial statements include the accounts of the Parent and its subsidiaries.

The Parent sells goods through its subsidiaries that function as distributors. All intercompany transactions and balances were eliminated in consolidation. The consolidated financial statements include the accounts of the Company and its subsidiaries. Intercompany transactions and balances including profits from intercompany sales not yet realized outside the Company, have been eliminated upon consolidation.

Changes in the Parent company's ownership interest with no change of control are treated as equity transactions, rather than step acquisitions or dilution gains or losses.

A change in the parents’ ownership interest in a subsidiary that causes a loss of control results in a deconsolidation of the subsidiary. Gain or loss is recognized upon the deconsolidation of a subsidiary, as the difference between (1) the sum of the fair value of any consideration received, the fair value of any retained non- controlling investment in the former subsidiary at the date the subsidiary is deconsolidated, and the carrying amount of any non-controlling interest in the former subsidiary (including any accumulated other comprehensive income attributable to the non-controlling interest) at the date the subsidiary is deconsolidated, and (2) the carrying amount of the former subsidiary's assets and liabilities.

Non-controlling interests in subsidiaries represent the equity in subsidiaries not attributable, directly or indirectly, to a parent. Non-controlling interests are presented in equity separately from the equity attributable to the equity holders of the Company. Profit or loss and components of other comprehensive income are attributed to the Company and to non-controlling interests. Losses are attributed to non-controlling interests even if they result in a negative balance of non-controlling interests in the consolidated statement of financial position.

Functional and reporting currency
c.	Functional and reporting currency:

The Parent's functional currency is the New Israeli Shekel ("NIS"). Transactions denominated in foreign currencies are translated into NIS using the prevailing exchange rates at the date of the transaction.  Gains and losses from the translation of foreign currency transactions are recorded in financial income or expenses.

The Parent's reporting currency is the U.S. dollar. Assets and liabilities are translated to the reporting currency using the exchange rate at the end of the year. Revenues and expenses are translated into the reporting currency using the average exchange rate for each quarter. Translation adjustments are reported separately as a component of accumulated other comprehensive income.

Translation of foreign entity operations
d.	Translation of foreign entity operations:

The financial statements of foreign subsidiaries are translated into the Parent's functional currency as follows:

1.	Assets and liabilities are translated according to the exchange rate on the consolidated balance sheet date including goodwill arising from the acquisition of the subsidiary.

2.	Income and expense items are translated according to the weighted average exchange rate on a quarterly basis.

3.	The resulting exchange rate differences are classified as a separate item in shareholders' equity.

Exchange rates and linkage bases
e.	Exchange rates and linkage bases:

1.	Balances linked to the Israeli Consumer Price Index ("CPI") are recorded pursuant to contractual linkage terms of the specific assets and liabilities.

2.	Details of the CPI and the representative exchange rates are as follows:

		Exchange rate	Exchange rate
	Israeli CPI	of one US dollar	of one Euro
	Points	NIS	NIS

December 31, 2017	221.57	3.467	4.1526
December 31, 2016	220.24	3.845	4.044
December 31, 2015	221.13	3.902	4.2468

	%

December 31, 2017	0.6	(0.1)	2.7
December 31, 2016	(0.4)	(1.5)	(4.8)
December 31, 2015	0.6	0.3	(10.1)

Use of estimates
f.	Use of estimates:

The preparation of the consolidated financial statements in accordance with U.S. GAAP requires the management of the Company to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from these estimates. Significant items subject to such estimates and assumptions include the useful lives of fixed assets, allowance for doubtful accounts, deferred tax assets, inventory, income tax uncertainties and other contingencies.

Cash and cash equivalents
g.	Cash and cash equivalents:

Cash and cash equivalents are highly-liquid investments which include short-term bank deposits with an original maturity of three months or less from deposit date and which are not restricted by a lien.

Trade accounts receivable
h.	Trade accounts receivable:

Trade accounts receivable are recorded at the invoiced amount and do not bear interest. Amounts collected on trade accounts receivable are included in net cash provided by operating activities in the consolidated statements of cash flows. The Company maintains an allowance for doubtful accounts for estimated losses inherent in its accounts receivable portfolio.

The allowance for doubtful accounts receivable is calculated on the basis of specific identification of customer balances, and a general allowance according to the Company's policy. The allowance is determined based on management's estimate of the aged receivable balance considered uncollectible, based on historical experience, aging of the receivable and information available about specific customers, including their financial condition and volume of their operations.

The activity in the allowance for doubtful accounts for the three years ended December 31, 2017 is as follows:

	Year ended December 31,
	2017	2016	2015
	US Dollars in thousands

Opening balance	160	86	62
Additions during the year	90	69	19
Foreign currency translation adjustments	(16)	5	5

Closing balance	234	160	86

Inventories
i.	Inventories:

Inventories are recorded at the lower of cost or net-realizable  value. Cost is determined on the weighted average basis for raw materials. For work in progress and finished goods, the cost is determined pursuant to calculation of accumulated actual direct and indirect costs.

Assets held for employees' severance payments
j.	Assets held for employees' severance payments:

Assets held for employees' severance payments represent contributions to insurance policies and deposits to a central severance pay fund, and are recorded at their current redemption value.

Fixed assets
k.	Fixed assets:

Fixed assets are stated at cost net of accumulated depreciation and impairment losses. Depreciation is computed by the straight-line method over the estimated useful lives of the assets at the following annual rates:

%

Machinery and equipment	5-33
Leasehold improvements	6-14
Motor vehicles	15
Office furniture and equipment	6-33

Machinery and equipment purchased under capital lease arrangements are recorded at the present value of the minimum lease payments at lease inception.  Such assets and leasehold improvements are depreciated and amortized respectively, using the straight-
line method over the shorter of the lease term or estimated useful life of the asset.

Impairment of long-lived assets:

Long‑lived assets, fixed assets and intangible assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If circumstances require a long‑lived asset or asset group be tested for possible impairment, the Company first compares undiscounted cash flows expected to be generated by that asset or asset group to its carrying value. If the carrying value of the long‑lived asset or asset group is not recoverable on an undiscounted cash flow basis, impairment is recognized to the extent that the carrying value exceeds its fair value. Fair value is determined through various valuation techniques including discounted cash flow models, quoted market values and third‑party independent appraisals, as considered necessary.

As of December 31, 2017 and 2016, the Company had equipment under capital leases of $688 and $603, respectively, net of accumulated depreciation of $301 and $205 respectively.

The future minimum payments under capital leases at December 31, 2017 the Company were as follows:

Long-term

2017	301
2018	293
2019	94
2021	-
Total minimum capital lease payments	688

Intangible assets
l.	Intangible assets:

Intangible assets are amortized over their useful lives using a method of amortization that reflects the pattern in which the economic benefits of the intangible assets are consumed or otherwise used up, in accordance with ASC 350, "Intangibles - Goodwill and Other". The Parent acquired software technology during 2014-2015 which was fully amortized during 2017.

Intangible assets are stated at cost net of accumulated amortization.

Amortization is computed by the straight-line method over the estimated useful life of 10 years.

Income taxes
n.	Income taxes:

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.  The Company recognizes the effect of income tax positions only if those positions are more-likely–than- not of being sustained. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs.

Revenue recognition
o.         Revenue recognition:

The Company recognizes revenue upon delivery of the product and after the customer takes ownership and assumes risk of loss, collection of the corresponding receivable is probable, persuasive evidence of an arrangement exists, and the sales price is fixed or determinable. For customers financed R&D project, the Company recognizes revenue according to the proportionate accumulated costs in the project.

Earnings per ordinary share
p.	Earnings per ordinary share:

Diluted earnings per ordinary share calculation is similar to basic earnings per share effect. The Company does not presently have such dilutive instruments. except that the weighted average of ordinary shares outstanding is increased to include the number of additional ordinary shares that would have been outstanding if the outstanding options had been exercised, to the extent that these options have a dilutive effect..

Concentration of credit risk
q.	Concentration of credit risk:

Financial instruments that may subject the Company to significant concentrations of credit risk consist principally of cash and trade accounts receivable. Cash is deposited with major financial institutions in Israel, Europe and the United States.

The Company performs ongoing credit evaluations of the financial condition of its customers.  The risk of collection associated with trade receivables is reduced by the large number and geographical dispersion of the Company's customer base, and the Company's policy of obtaining credit evaluations of the financial condition of certain customers, requiring collateral or security with respect to certain receivables, or purchase of insurance for certain other receivables.

Research and development costs
r.	Research and development costs:
Research and development costs incurred in the process of developing product improvements or new products, are charged to expenses as incurred.
Commitments and contingencies
s.	Commitments and contingencies:

Liabilities for loss contingencies arising from claims, assessments, litigation, fines, and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount can be reasonably estimated. Legal costs incurred in connection with loss contingencies are expensed as incurred.

Fair value measurements
t.	Fair value measurements:

The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible. The Company determines fair value on assumptions that market participants would use in pricing an asset or liability in the principal or most advantageous market. When considering market participant assumptions in fair value measurements, the following fair value hierarchy distinguishes between observable and unobservable inputs, which are categorized in one of the following levels:

•	Level 1 Inputs: Unadjusted quoted prices in active markets for identical assets or liabilities accessible to the reporting entity at the measurement date.

•
Level 2 Inputs: Other than quoted prices included in Level 1 inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.

•
Level 3 Inputs: Unobservable inputs for the asset or liability used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at measurement date.

See Note 14.

Recently issued accounting standards
u.	Recently issued accounting standards:

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842). The standard requires lessees to recognize almost all leases on the balance sheet as a right-of-use asset and a lease liability and requires leases to be classified as either an operating or a finance type lease. The standard excludes leases of intangible assets or inventory. The standard becomes effective for the Company beginning January 1, 2019. Early adoption of the standard is allowed.. . The Company is in the process of evaluating this guidance to determine the impact it will have on the Company's financial statements and related disclosures

In May 2014, the FASB issued Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers (Topic 606) (ASU 2014-09), which amends the existing accounting standards for revenue recognition. In July 2015, FASB deferred the effective date by one year to December 15, 2017 and permitting early adoption of the standard, but not before the original effective date of December 15, 2016. The FASB also agreed to allow entities to choose to adopt the standard as of the original effective date. In March 2016, the FASB issued Accounting Standards Update No. 2016-08, Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations (Reporting Revenue Gross versus Net) (ASU 2016-08) which clarifies the implementation guidance on principal versus agent considerations. The guidance includes indicators to assist an entity in determining whether it controls a specified good or service before it is transferred to the customers. The new standard also permits two methods of adoption: retrospectively to each prior reporting period presented (full retrospective method), or retrospectively with the cumulative effect of initially applying the guidance recognized at the date of initial application (the modified retrospective method).

In November 2017, FASB issued ASU No. 2017-14, Income Statement—Reporting Comprehensive, Income (Topic 220), Revenue Recognition (Topic 605), and Revenue from Contracts with Customers (Topic 606). ASU No. 2017-14 incorporates into the Accounting Standards Codification recent Securities Exchange Commission ("SEC") guidance related to revenue recognition. ASU No. 2017-14 was effective upon issuance.

The Company is still evaluating the effect that this guidance will have on its consolidated financial statements and related disclosures.

The Company had reviewed the effects of the adoption of ASC-606 and do not expect any material effects on the financial statement of the Company.